Consolidated Condensed Statements of Earnings (USD $) In Millions, except Share data	12 Months Ended
	Aug. 31, 2010	Aug. 31, 2009	Aug. 31, 2008
Income Statement [Abstract]
Net sales	$ 67,420	$ 63,335	$ 59,034
Cost of sales	48,444	45,722	42,391
Gross Profit	18,976	17,613	16,643
Selling, general and administrative expenses	15,518	14,366	13,202
Operating Income	3,458	3,247	3,441
Interest expense, net	(85)	(83)	(11)
Earnings Before Income Tax Provision	3,373	3,164	3,430
Income tax provision	1,282	1,158	1,273
Net Earnings	$ 2,091	$ 2,006	$ 2,157
Net earnings per common share - basic	$ 2.13	$ 2.03	$ 2.18
Net earnings per common share - diluted	$ 2.12	$ 2.02	$ 2.17
Dividends declared (in dollars per share)	$ 0.5875	$ 0.475	$ 0.3975
Average shares outstanding	981.7	990	990.6
Dilutive effect of stock options	6.2	1.3	4.9
Average shares outstanding assuming dilution	987.9	991.3	995.5

Consolidated Statements of Shareholders' Equity (USD $) In Millions, except Share data	Common Stock [Member]	Pain-In Capital [Member]	Employee Stock Loan Receivable [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock Amount [Member]	Total
Balance at Aug. 31, 2007	$ 80	$ 559	$ (52)	$ 12,027	$ (4)	$ (1,506)	$ 11,104
Balance (in shares) at Aug. 31, 2007	991,141,357
Net earnings	0	0	0	2,157	0	0	2,157
Cash dividends declared	0	0	0	(394)	0	0
Treasury stock purchases	0	0	0	0	0	(294)
Treasury stock purchases (in shares)	(8,000,000)
Employee stock purchase and option plans	0	(55)	0	0	0	249
Employee stock purchase and option plans (in shares)	6,034,861
Stock-based compensation	0	71	0	0	0	0
Employee stock loan receivable	0	0	16	0	0	0
ASC 740 adoption impact	0	0	0	2	0	0
Additional minimum, postretirement liability, net of tax	0	0	0	0	13	0
Balance (in shares) at Aug. 31, 2008	989,176,218
Balance at Aug. 31, 2008	80	575	(36)	13,792	9	(1,551)	12,869
Net earnings	0	0	0	2,006	0	0	2,006
Cash dividends declared	0	0	0	(471)	0	0
Treasury stock purchases	0	0	0	0	0	(279)
Treasury stock purchases (in shares)	(10,270,000)
Employee stock purchase and option plans	0	(48)	0	0	0	297
Employee stock purchase and option plans (in shares)	9,655,172
Stock-based compensation	0	78	0	0	0	0
Employee stock loan receivable	0	0	(104)	0	0	0
Additional minimum, postretirement liability, net of tax	0	0	0	0	28	0
Balance (in shares) at Aug. 31, 2009	988,561,390
Balance at Aug. 31, 2009	80	605	(140)	15,327	37	(1,533)	14,376
Net earnings	0	0	0	2,091	0	0	2,091
Cash dividends declared	0	0	0	(570)	0	0
Treasury stock purchases	0	0	0	0	0	(1,756)
Treasury stock purchases (in shares)	(55,716,733)
Employee stock purchase and option plans	0	(5)	0	0	0	188
Employee stock purchase and option plans (in shares)	5,760,396
Stock-based compensation	0	84	0	0	0	0
Employee stock loan receivable	0	0	53	0	0	0
Additional minimum, postretirement liability, net of tax	0	0	0	0	(61)	0
Balance (in shares) at Aug. 31, 2010	938,605,053
Balance at Aug. 31, 2010	$ 80	$ 684	$ (87)	$ 16,848	$ (24)	$ (3,101)	$ 14,400

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	Aug. 31, 2010	Aug. 31, 2009	Aug. 31, 2008
Statement of Stockholders' Equity [Abstract]
Cash dividends declared per share (in dollars per share)	$ 0.5875	$ 0.475	$ 0.3975
Additional minimum, postretirement liability, tax	$ (34)	$ 29	$ 2

Consolidated Condensed Balance Sheets (USD $) In Millions	12 Months Ended
	Aug. 31, 2010	Aug. 31, 2009
Current Assets:
Cash and cash equivalents	$ 1,880	$ 2,087
Short-term investments	0	500
Accounts receivable, net	2,450	2,496
Inventories	7,378	6,789
Other current assets	214	177
Total Current Assets	11,922	12,049
Non-Current Assets:
Property and equipment, at cost, less accumulated depreciation and amortization	11,184	10,802
Goodwill	1,887	1,461
Other non-current assets	1,282	830
Total Non-Current Assets	14,353	13,093
Total Assets	26,275	25,142
Current Liabilities:
Short-term borrowings	12	15
Trade accounts payable	4,585	4,308
Accrued expenses and other liabilities	2,763	2,406
Income taxes	73	40
Total Current Liabilities	7,433	6,769
Commitments and Contingencies
Non-Current Liabilities:
Long-term debt	2,389	2,336
Deferred income taxes	318	265
Other non-current liabilities	1,735	1,396
Total Non-Current Liabilities	4,442	3,997
Shareholders' Equity:
Common stock, $.078125 par value; authorized 3.2 billion shares; issued 1,025,400,000 shares in 2010 and 2009	80	80
Paid-in capital	684	605
Employee stock loan receivable	(87)	(140)
Retained earnings	16,848	15,327
Accumulated other comprehensive (loss) income	(24)	37
Treasury stock at cost, 86,794,947 shares in 2010 and 36,838,610 shares in 2009	(3,101)	(1,533)
Total Shareholders' Equity	14,400	14,376
Total Liabilities and Shareholders' Equity	$ 26,275	$ 25,142

Consolidated Condensed Balance Sheets (Parenthetical) (USD $)	Aug. 31, 2010	Aug. 31, 2009
Statement of Financial Position [Abstract]
Preferred stock, par value	$ 0.0625	$ 0.0625
Preferred stock, authorized	32,000,000	32,000,000
Preferred stock, issued	0	0
Common stock, par value	$ 0.078125	$ 0.078125
Common stock, authorized	3,200,000,000	3,200,000,000
Common stock, issued	1,025,400,000	1,025,400,000
Treasury stock, shares	86,794,947	36,838,610

Consolidated Condensed Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Aug. 31, 2010	Aug. 31, 2009	Aug. 31, 2008
Cash Flows from Operating Activities:
Net earnings	$ 2,091	$ 2,006	$ 2,157
Adjustments to reconcile net earnings to net cash provided by operating activities -
Depreciation and amortization	1,030	975	840
Deferred income taxes	63	260	(61)
Stock compensation expense	84	84	68
Income tax savings from employee stock plans	3	1	3
Other	57	12	11
Changes in operating assets and liabilities -
Accounts receivable, net	124	6	(365)
Inventories	(307)	533	(412)
Other assets	50	7	(24)
Trade accounts payable	167	11	550
Accrued expenses and other liabilities	262	66	84
Income taxes	10	105	80
Other non-current liabilities	110	45	108
Net cash provided by operating activities	3,744	4,111	3,039
Cash Flows from Investing Activities:
Purchases of short-term investments held to maturity	3,000	2,600	0
Proceeds from short-term investments - held to maturity	3,500	2,100	0
Additions to property and equipment	1,014	1,927	2,225
Proceeds from sale of assets	51	51	17
Business and intangible asset acquisitions, net of cash received	(779)	(405)	(620)
Other	(32)	5	10
Net cash used for investing activities	(1,274)	(2,776)	(2,818)
Cash Flows from Financing Activities:
Net payment from short-term borrowings	0	(70)	(802)
Net proceeds from issuance of long-term debt	0	987	1,286
Payments of long-term debt	(576)	0	(28)
Stock purchases	1,756	279	294
Proceeds related to employee stock plans	233	138	210
Cash dividends paid	(541)	(446)	(376)
Other	(37)	(21)	(29)
Net cash (used for) provided by financing activities	(2,677)	309	(33)
Changes in Cash and Cash Equivalents:
Net (decrease) increase in cash and cash equivalents	(207)	1,644	188
Cash and cash equivalents, September 1	2,087	443	255
Cash and cash equivalents at August 31	$ 1,880	$ 2,087	$ 443

Basis of Presentation	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Basis of Presentation
(1)      Summary of Major Accounting Policies

Description of Business
The Company is principally in the retail drugstore business and its operations are within one reportable segment.  At August 31, 2010, there were 8,046 drugstore and other locations in 50 states, the District of Columbia, Guam and Puerto Rico.  Prescription sales were 65.2% of total sales for fiscal 2010 compared to 65.3% in 2009 and 64.9% in 2008.

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany transactions have been eliminated.  The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America and include amounts based on management's prudent judgments and estimates. Actual results may differ from these estimates.

The Company follows the guidance of Accounting Standards Codification (ASC) Topic 855, Subsequent Events, which requires a review of subsequent events through the date the financial statements are issued.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and all highly liquid investments with an original maturity of three months or less.  Credit and debit card receivables from banks, which generally settle within two business days, of  $80 million and  $70 million were included in cash and cash equivalents at August 31, 2010 and 2009, respectively.  Also included in cash and cash equivalents at August 31, 2010, was  $600 million in U.S. Treasury Bills.

The Company's cash management policy provides for controlled disbursement.  As a result, the Company had outstanding checks in excess of funds on deposit at certain banks.  These amounts, which were  $235 million at August 31, 2010, and  $336 million at August 31, 2009, are included in trade accounts payable in the accompanying Consolidated Balance Sheets.

Financial Instruments
The Company had  $185 million and  $69 million of outstanding letters of credit at August 31, 2010 and 2009, respectively, which guarantee foreign trade purchases.  Additional outstanding letters of credit of  $233 million and  $265 million at August 31, 2010 and 2009, respectively, guarantee payments of insurance claims.  The insurance claim letters of credit are annually renewable and will remain in place until the insurance claims are paid in full.  Letters of credit of  $19 million and  $13 million were outstanding at August 31, 2010, and August 31, 2009, respectively, to guarantee performance of construction contracts.  The Company pays a facility fee to the financing bank to keep these letters of credit active.  The Company had real estate development purchase commitments of  $370 million and  $383 million at August 31, 2010 and 2009, respectively.

In January 2010, the Company terminated all of its existing one-month future LIBOR interest rate swaps.  Upon termination the Company received payment from its counterparty which consisted of accrued interest and an amount representing the fair value of its swaps.  The related fair value benefit attributed to the Company’s debt will be amortized over the life of the debt.  The Company then entered into six-month LIBOR in arrears swaps with two counterparties.  These swaps are accounted for according to ASC Topic 815, Derivatives and Hedging (formerly Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities and SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities).  The swaps are measured at fair value in accordance with ASC Topic 820, Fair Value Measurement and Disclosures (formerly SFAS No. 157, Fair Value Measurements).  See Notes 8 and 9 for additional disclosure regarding financial instruments.

Inventories
Inventories are valued on a lower of last-in, first-out (LIFO) cost or market basis.  At August 31, 2010 and 2009, inventories would have been greater by  $1,379 million and  $1,239 million, respectively, if they had been valued on a lower of first-in, first-out (FIFO) cost or market basis.  Inventory includes product costs, inbound freight, warehousing costs and vendor allowances.

Cost of Sales
Cost of sales is derived based upon point-of-sale scanning information with an estimate for shrinkage and is adjusted based on periodic inventories.  In addition to product costs, cost of sales includes warehousing costs, purchasing costs, freight costs, cash discounts and vendor allowances.

Selling, General and Administrative Expenses
Selling, general and administrative expenses mainly consist of store salaries, occupancy costs, and expenses directly related to stores.  Other administrative costs include headquarters’ expenses, advertising costs (net of advertising revenue) and insurance.

Vendor Allowances
Vendor allowances are principally received as a result of purchases, sales or promotion of vendors' products.  Allowances are generally recorded as a reduction of inventory and are recognized as a reduction of cost of sales when the related merchandise is sold.  Those allowances received for promoting vendors' products are offset against advertising expense and result in a reduction of selling, general and administrative expenses to the extent of advertising costs incurred, with the excess treated as a reduction of inventory costs.

Property and Equipment
Depreciation is provided on a straight-line basis over the estimated useful lives of owned assets.  Leasehold improvements and leased properties under capital leases are amortized over the estimated physical life of the property or over the term of the lease, whichever is shorter.  Estimated useful lives range from 10 to 39 years for land improvements, buildings and building improvements; and 3 to 12 1/2 years for equipment.  Major repairs, which extend the useful life of an asset, are capitalized; routine maintenance and repairs are charged against earnings.  The majority of the business uses the composite method of depreciation for equipment.  Therefore, gains and losses on retirement or other disposition of such assets are included in earnings only when an operating location is closed, completely remodeled or impaired. Fully depreciated property and equipment are removed from the cost and related accumulated depreciation and amortization accounts.  Property and equipment consists of (in millions):

	2010	2009
Land and land improvements
Owned locations	$3,135	$2,976
Distribution centers	103	106
Other locations	233	241
Buildings and building improvements
Owned locations	3,442	3,189
Leased locations (leasehold improvements only)	1,099	887
Distribution centers	592	619
Other locations	343	331
Equipment
Locations	4,126	4,177
Distribution centers	1,106	1,068
Other locations	410	355
Capitalized system development costs	333	295
Capital lease properties	97	46
	15,019	14,290
Less: accumulated depreciation and amortization	3,835	3,488
	$11,184	$10,802

Depreciation expense for property and equipment was  $804 million in fiscal 2010,  $787 million in fiscal 2009 and  $697 million in fiscal 2008.

The Company capitalizes application stage development costs for significant internally developed software projects, including upgrades to merchandise ordering systems, a store point of sale system, a workload balancing system, and an advertising system.  These costs are amortized over a five-year period.  Amortization was  $44 million in fiscal 2010,  $40 million in fiscal 2009 and  $36 million in fiscal 2008.  Unamortized costs at August 31, 2010 and 2009, were  $244 million and  $202 million, respectively.

Goodwill and Other Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed.  The Company accounts for goodwill and intangibles under ASC Topic 350, Intangibles – Goodwill and Other (formerly SFAS No. 142, Goodwill and Other Intangible Assets), which does not permit amortization, but requires the Company to test goodwill and other indefinite-lived assets for impairment annually or whenever events or circumstances indicate impairment may exist.

Revenue Recognition
The Company recognizes revenue at the time the customer takes possession of the merchandise.  Customer returns are immaterial.  Sales taxes are not included in revenue.

The services the Company provides to our pharmacy benefit management (PBM) clients include: plan set-up, claims adjudication with network pharmacies, formulary management, and reimbursement services.  Through its PBM, the Company acts as an agent in administering pharmacy reimbursement contracts and does not assume credit risk.  Therefore, revenue is recognized as only the differential between the amount receivable from the client and the amount owed to the network pharmacy.  We act as an agent to our clients with respect to administrative fees for claims adjudication.  Those service fees are recognized as revenue.

Gift Cards
The Company sells Walgreens gift cards to retail store customers and through its website.  The Company does not charge administrative fees on unused gift cards and most gift cards do not have an expiration date.  Income from gift cards is recognized when (1) the gift card is redeemed by the customer; or (2) the likelihood of the gift card being redeemed by the customer is remote ("gift card breakage") and there is no legal obligation to remit the value of unredeemed gift cards to the relevant jurisdictions.  The Company’s gift card breakage rate is determined based upon historical redemption patterns.  Gift card breakage income, which is included in selling, general and administrative expenses, was not significant in fiscal 2010, 2009 or 2008.

Impaired Assets and Liabilities for Store Closings
The Company tests long-lived assets for impairment whenever events or circumstances indicate that a certain asset may be impaired.  Store locations that have been open at least five years are reviewed for impairment indicators at least annually.  Once identified, the amount of the impairment is computed by comparing the carrying value of the assets to the fair value, which is based on the discounted estimated future cash flows.  Impairment charges included in selling, general and administrative expenses were  $17 million in fiscal 2010,  $10 million in fiscal 2009 and  $12 million in fiscal 2008.

The Company also provides for future costs related to closed locations.  The liability is based on the present value of future rent obligations and other related costs (net of estimated sublease rent) to the first lease option date.  The reserve for store closings was  $151 million,  $99 million and  $69 million in fiscal 2010, 2009 and 2008, respectively.  See Note 3 for additional disclosure regarding the Company’s reserve for future costs related to closed locations.

Insurance
The Company obtains insurance coverage for catastrophic exposures as well as those risks required by law to be insured.  It is the Company's policy to retain a significant portion of certain losses related to workers' compensation, property, comprehensive general, pharmacist and vehicle liability.  Liabilities for these losses are recorded based upon the Company's estimates for claims incurred and are not discounted.  The provisions are estimated in part by considering historical claims experience, demographic factors and other actuarial assumptions.

Pre-Opening Expenses
Non-capital expenditures incurred prior to the opening of a new or remodeled store are expensed as incurred.

Advertising Costs
Advertising costs, which are reduced by the portion funded by vendors, are expensed as incurred.  Net advertising expenses, which are included in selling, general and administrative expenses, were  $271 million in fiscal 2010,  $334 million in fiscal 2009 and  $341 million in fiscal 2008.  Included in net advertising expenses were vendor advertising allowances of  $197 million in fiscal 2010,  $174 million in fiscal 2009 and  $180 million in fiscal 2008.

Stock-Based Compensation Plans
In accordance with ASC Topic 718, Compensation – Stock Compensation (formerly SFAS No. 123(R), Share-Based Payment), the Company recognizes compensation expense on a straight-line basis over the employee's vesting period or to the employee's retirement eligible date, if earlier.

Total stock-based compensation expense for fiscal 2010, 2009 and 2008 was  $84 million,  $84 million and  $68 million, respectively.  The recognized tax benefit was  $29 million,  $29 million and  $23 million for fiscal 2010, 2009 and 2008, respectively.

Unrecognized compensation cost related to non-vested awards at August 31, 2010, was  $89 million.  This cost is expected to be recognized over a weighted average of three years.

Income Taxes
The Company accounts for income taxes according to the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based upon the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured pursuant to tax laws using rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.

In determining the Company’s provision for income taxes, an annual effective income tax rate based on full-year income, permanent differences between book and tax income, and statutory income tax rates is used. The effective income tax rate also reflects the Company’s assessment of the ultimate outcome of tax audits. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.

The Company is subject to routine income tax audits that occur periodically in the normal course of business.  U.S. federal, state and local and foreign tax authorities raise questions regarding the Company’s tax filing positions, including the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the tax benefits associated with its various tax filing positions, the Company records a tax benefit for uncertain tax positions using the highest cumulative tax benefit that is more likely than not to be realized. Adjustments are made to its liability for unrecognized tax benefits in the period in which the Company determines the issue is effectively settled with the tax authorities, the statute of limitations expires for the return containing the tax position or when more information becomes available. The Company’s liability for unrecognized tax benefits, including accrued penalties and interest, is included in other long-term liabilities on the Consolidated Balance Sheets and in income tax expense in the Consolidated Statements of Earnings.

Earnings Per Share
The dilutive effect of outstanding stock options on earnings per share is calculated using the treasury stock method.  Stock options are anti-dilutive and excluded from the earnings per share calculation if the exercise price exceeds the market price of the common shares.  Outstanding options to purchase common shares of 30,661,551 in 2010, 44,877,558 in 2009 and 12,962,745 in 2008 were excluded from the earnings per share calculations.

Interest Expense
The Company capitalized  $12 million,  $16 million and  $19 million of interest expense as part of significant construction projects during fiscal 2010, 2009 and 2008, respectively.  Interest paid, which is net of capitalized interest, was  $89 million in fiscal 2010 and fiscal 2009 and  $11 million in fiscal 2008.

Accumulated Other Comprehensive Income (Loss)
The Company follows ASC topic 715, Compensation – Retirement Benefits (Formerly SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an Amendment of FASB Statements No. 87, 88, 106 and 132(R)).  The amount included in accumulated other comprehensive income related to the Company's postretirement plan was a loss of  $57 million pre-tax ( $24 million after-tax) at August 31, 2010 compared to income of  $37 million pre-tax ( $37 million after-tax) at August 31, 2009.  The minimum postretirement liability totaled  $441 million and  $328 million at August 31, 2010 and 2009, respectively.

New Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (FASB) issued ASC Topic 810, Consolidation (formerly SFAS No. 167, Amendments to FASB Interpretation No. 46(R)), which amends the consolidation guidance applicable to variable interest entities. The amendments will significantly affect the overall consolidation analysis under ASC Topic 810. The application of the new provisions under this topic, which will be effective for the first quarter of fiscal 2011, is not expected to have a material impact on the Company’s Consolidated Balance Sheet or Consolidated Statement of Earnings.

Restructuring	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Restructuring
(2)      Restructuring

On October 30, 2008, the Company announced a series of strategic initiatives, approved by the Board of Directors, to enhance shareholder value.  One of these initiatives was a program known as “Rewiring for Growth”, which was designed to reduce cost and improve productivity through strategic sourcing of indirect spend, reducing corporate overhead and work throughout the Company’s stores, rationalization of inventory categories, and transforming community pharmacy.  The Company expects to complete these initiatives in fiscal 2011.

The following pre-tax charges associated with Rewiring for Growth have been recorded in the Consolidated Statements of Earnings (in millions):

	Twelve Months Ended August 31,
	2010	2009
Severance and other benefits	$16	$74
Project cancellation settlements	-	7
Inventory charges	19	63
Restructuring expense	35	144
Consulting	50	76
Restructuring and restructuring related costs	$85	$220

Cost of sales	$19	$63
Selling, general and administrative expenses	66	157
	$85	$220

Severance and other benefits include the charges associated with employees who were separated from the Company.  In the current fiscal year, 193 employees have been separated from the Company.  Since inception, a total of 890 employees have been separated from the Company as a result of these initiatives.

Inventory charges relate to on-hand inventory that has been reduced from cost to selling price below cost.

We have recorded the following balances in accrued expenses and other liabilities on our Consolidated Balance Sheets (in millions):

Severance and Other Benefits
August 31, 2008 Reserve Balance	$-
Charges	82
Cash Payments	(78)
August 31, 2009 Reserve Balance	$4
Charges	19
Cash Payments	(23)
August 31, 2010 Reserve Balance	$-

Additionally, as a part of the Company’s Customer Centric Retailing (CCR) initiative, it is enhancing the store format to ensure that it has the proper assortments, better category layouts and adjacencies, better shelf height and sight lines, and better assortment and brand and private brand layout, all of which are designed to positively enhance the shopper experience and increase customer frequency and purchase size.  The Company expects this format will be rolled out to approximately 5,500 existing stores.   At August 31, 2010, in total, the Company has converted 1,469 stores and opened 345 new stores with the CCR format.  The Company expects to convert approximately 4,000 stores and open approximately 250 new stores with the CCR format in fiscal 2011.  Based on its experience with the first 1,469 stores, the Company expects the total cost, which includes both selling, general and administrative expenses and capital, to be approximately  $50 thousand per store.  For the fiscal year ended August 31, 2010, the Company incurred  $71 million in total program costs, of which  $45 million was included in selling, general and administrative expenses and  $26 million in capital costs.  The Company incurred  $5 million in program costs, all of which was included in selling, general and administrative expenses, in fiscal 2009.

Leases	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Leases
(3)      Leases

The Company owns 20.2% of its operating locations; the remaining locations are leased premises.  Initial terms are typically 20 to 25 years, followed by additional terms containing cancellation options at five-year intervals, and may include rent escalation clauses.  The commencement date of all lease terms is the earlier of the date the Company becomes legally obligated to make rent payments or the date the Company has the right to control the property.  Additionally, the Company recognizes rent expense on a straight-line basis over the term of the lease.  In addition to minimum fixed rentals, most leases provide for contingent rentals based upon a portion of sales.

Minimum rental commitments at August 31, 2010, under all leases having an initial or remaining non-cancelable term of more than one year are shown below (in millions):

	Capital Lease	Operating Lease
2011	$8	$2,301
2012	7	2,329
2013	6	2,296
2014	7	2,248
2015	6	2,188
Later	89	25,428
Total minimum lease payments	$123	$36,790

The capital lease amount includes  $31 million of executory costs and imputed interest.  Total minimum lease payments have not been reduced by minimum sublease rentals of approximately  $23 million on leases due in the future under non-cancelable subleases.

The Company provides for future costs related to closed locations.  The liability is based on the present value of future rent obligations and other related costs (net of estimated sublease rent) to the first lease option date.  In fiscal 2010 and 2009, the Company recorded charges of  $90 million and  $67 million, respectively, for facilities that were closed or relocated under long-term leases.  These charges are reported in selling, general and administrative expenses on the Consolidated Statements of Earnings.

The changes in reserve for facility closings and related lease termination charges include the following (in millions):

	Twelve Months Ended August 31
	2010	2009
Balance – beginning of period	$99	$69
Provision for present value of non-cancellable lease payments of closed facilities	77	38
Assumptions about future sublease income, terminations, and changes in interest rates	(9)	8
Interest accretion	22	21
Cash payments, net of sublease income	(45)	(37)
Reserve acquired through acquisition	7	-
Balance – end of period	$151	$99

The Company remains secondarily liable on 28 assigned leases.  The maximum potential undiscounted future payments are  $33 million at August 31, 2010.  Lease option dates vary, with some extending to 2027.

Rental expense was as follows (in millions):

	2010	2009	2008
Minimum rentals	$2,218	$1,973	$1,784
Contingent rentals	9	11	13
Less: Sublease rental income	(9)	(9)	(10)
	$2,218	$1,975	$1,787

Business Acquisitions	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Business Acquisitions
(4)      Acquisitions

On April 9, 2010, the Company completed the stock acquisition of Duane Reade Holdings, Inc., and Duane Reade Shareholders, LLC (Duane Reade), which consisted of 258 Duane Reade stores located in the New York City metropolitan area, as well as the corporate office and two distribution centers.  Total purchase price was  $1,132 million, which included the assumption of debt.  Included in the purchase price is a fair market value adjustment to increase debt assumed by  $81 million.  This acquisition increased the Company’s presence in the New York metropolitan area.

The preliminary allocation of the purchase price of Duane Reade was accounted for under the purchase method of accounting with the Company as the acquirer in accordance with ASC Topic 805, Business Combinations.  Goodwill, none of which is deductible for tax purposes, and other intangible assets recorded in connection with the acquisition totaled  $418 million and  $438 million, respectively.  Goodwill consists of expected purchasing synergies, consolidation of operations and reductions in selling, general and administrative expenses.  Intangible assets consist of  $297 million of favorable lease interests (10-year weighted average useful life),  $74 million in customer relationships (10-year useful life),  $38 million in trade name (5-year useful life) and  $29 million in other intangible assets (10-year useful life).

Assets acquired and liabilities assumed in the transaction were recorded at their acquisition date fair values while transaction costs associated with the acquisition were expensed as incurred.  The Company’s allocation was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data.  The final purchase accounting has not yet been completed.  Any adjustments to the preliminary purchase price allocation are not expected to be material.  The preliminary estimated fair values of assets acquired and liabilities assumed on April 9, 2010, are as follows (in millions):

Accounts receivable	$52
Inventory	232
Other current assets	23
Property and equipment	219
Other non-current assets	4
Intangible assets	438
Goodwill	418
Total assets acquired	1,386
Liabilities assumed	254
Debt assumed	574
Net cash paid	$558

We assumed federal net operating losses of  $261 million and state net operating losses of  $252 million, both which begin to expire in 2018, in conjunction with the Duane Reade acquisition.

The unaudited pro forma consolidated statements of earnings for fiscal 2010 and fiscal 2009 (assuming the acquisition of Duane Reade as of the beginning of each fiscal period) are as follows (in millions, except per share amounts):

	Twelve Months Ended August 31,
	2010	2009
Net sales	$68,603	$65,161
Net earnings	2,084	1,997
Net earnings per common share:
Basic	2.12	2.02
Diluted	2.11	2.01

These pro forma statements have been prepared for comparative purposes only and are not intended to be indicative of what the Company's results would have been had the acquisition occurred at the beginning of the periods presented or the results which may occur in the future.

The Company incurred  $71 million in costs related to the acquisition, all of which was included in selling, general and administrative expenses.  Actual results from Duane Reade operations included in the Consolidated Statements of Earnings since the date of acquisition are as follows (in millions, except per share amounts):

Twelve Months Ended August, 31, 2010
Net sales	$732
Net loss	(56)
Net earnings per common share:
Basic	(0.06)
Diluted	(0.06)

The aggregate purchase price of all business and intangible asset acquisitions, excluding Duane Reade, was  $221 million in fiscal 2010.  These acquisitions added  $34 million to goodwill and  $156 million to intangible assets, primarily prescription files.  The remaining fair value relates to immaterial amounts of tangible assets, less liabilities assumed.  Operating results of the businesses acquired have been included in the Consolidated Statements of Earnings from their respective acquisition dates forward.  Pro forma results of the Company, assuming all of the acquisitions had occurred at the beginning of each period presented, would not be materially different from the results reported.

Goodwill and Other Intangibles	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Goodwill and Other Intangibles
(5)      Goodwill and Other Intangible Assets

Goodwill and other indefinite-lived intangible assets are not amortized, but are evaluated for impairment annually during the fourth quarter, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  As part of the Company’s impairment analysis for each reporting unit, the Company engaged a third party appraisal firm to assist in the determination of estimated fair value for each unit.  This determination included estimating the fair value using both the income and market approaches.  The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates.  The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping.

The determination of the fair value of the reporting units and the allocation of that value to individual assets and liabilities within those reporting units requires the Company to make significant estimates and assumptions.  These estimates and assumptions primarily include, but are not limited to: the selection of appropriate peer group companies; control premiums appropriate for acquisitions in the industries in which the Company competes; the discount rate; terminal growth rates; and forecasts of revenue, operating income, depreciation and amortization and capital expenditures.  The allocation requires several analyses to determine fair value of assets and liabilities including, among other things, purchased prescription files, customer relationships and trade names.  Although the Company believes its estimates of fair value are reasonable, actual financial results could differ from those estimates due to the inherent uncertainty involved in making such estimates.  Changes in assumptions concerning future financial results or other underlying assumptions could have a significant impact on either the fair value of the reporting units, the amount of the goodwill impairment charge, or both.  The Company also compared the sum of the estimated fair values of its reporting units to the total value as implied by the market value of its equity and debt securities. This comparison indicated that, in total, its assumptions and estimates were reasonable.  However, future declines in the overall market value of the Company’s equity and debt securities may indicate that the fair value of one or more reporting units has declined below its carrying value.

One measure of the sensitivity of the amount of goodwill impairment charges to key assumptions is the amount by which each reporting unit “passed” (fair value exceeds the carrying amount) or “failed” (the carrying amount exceeds fair value) the first step of the goodwill impairment test. For the reporting units that passed step one, fair value exceeded the carrying amount by 6% to more than 700%. The fair values for two reporting units each exceeded their carrying amounts by less than 10%. Goodwill allocated to these reporting units was  $173 million, at May 31, 2010. For each of these reporting units, relatively small changes in the Company’s key assumptions may have resulted in the recognition of significant goodwill impairment charges. The Company’s Long Term Care Pharmacy’s goodwill was impaired by  $16 million as a result of the asset sale agreement with Omnicare which, was signed on August 31, 2010.

Generally, changes in estimates of expected future cash flows would have a similar effect on the estimated fair value of the reporting unit. That is, a 1% change in estimated future cash flows would decrease the estimated fair value of the reporting unit by approximately 1%. The estimated long-term rate of net sales growth can have a significant impact on the estimated future cash flows, and therefore, the fair value of each reporting unit. For the two reporting units whose fair values exceeded carrying values by less than 10%, a 1% decrease in the long-term net sales growth rate would have resulted in the reporting units failing the first step of the goodwill impairment test. Of the other key assumptions that impact the estimated fair values, most reporting units have the greatest sensitivity to changes in the estimated discount rate.  A 1.0 percentage point increase in estimated discount rates for the two reporting units whose fair value exceeded carrying value by less than 10% would also have resulted in the reporting units failing step one. The Company believes that its estimates of future cash flows and discount rates are reasonable, but future changes in the underlying assumptions could differ due to the inherent uncertainty in making such estimates.

Changes in the carrying amount of goodwill consist of the following activity (in millions):

	2010	2009
Net book value – September 1
Goodwill	$1,473	$1,450
Accumulated impairment losses	(12)	(12)
Total	1,461	1,438
Acquisitions	442	23
Impairment charges	(16)	-
Net book value – August 31	$1,887	$1,461

The carrying amount and accumulated amortization of intangible assets consists of the following (in millions):

	2010	2009
Gross Intangible Assets
Purchased prescription files	$749	$578
Tenancy rights	377	69
Purchasing and payer contracts	280	266
Trade name	44	26
Other amortizable intangible assets	103	62
Total gross intangible assets	1,553	1,001

Accumulated amortization
Purchased prescription files	(293)	(206)
Tenancy rights	(38)	(19)
Purchasing and payer contracts	(68)	(46)
Trade name	(3)	(11)
Other amortizable intangibles	(37)	(22)
Total accumulated amortization	(439)	(304)
Total intangible assets, net	$1,114	$697

Amortization expense for intangible assets was  $182 million in fiscal 2010,  $148 million in fiscal 2009 and  $107 million in fiscal 2008.  The weighted-average amortization period for purchased prescription files was six years for fiscal 2010 and fiscal 2009.  The weighted-average amortization period for purchasing and payer contracts was 13 years for fiscal 2010 and fiscal 2009.  The weighted-average amortization period for trade names was five years for fiscal 2010 and three years for fiscal 2009.   Trade names include  $6 million of indefinite life assets.  The weighted-average amortization period for other intangible assets was 10 years for fiscal 2010 and 10 years for fiscal 2009.

Expected amortization expense for intangible assets recorded at August 31, 2010, is as follows (in millions):

2011	2012	2013	2014	2015
$204	$185	$159	$124	$64

Taxes	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Income Taxes
(6)      Income Taxes

The provision for income taxes consists of the following (in millions):

	2010	2009	2008
Current provision -
Federal	$1,129	$807	$1,201
State	90	91	133
	1,219	898	1,334
Deferred provision -
Federal	62	243	(59)
State	1	17	(2)
	63	260	(61)
	$1,282	$1,158	$1,273

The difference between the statutory federal income tax rate and the effective tax rate is as follows:

	2010	2009	2008
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	2.2	2.2	2.4
Medicare Part D Subsidy	1.3	0.0	0.0
Other	(0.5)	(0.6)	(0.3)
Effective income tax rate	38.0%	36.6%	37.1%

The deferred tax assets and liabilities included in the Consolidated Balance Sheets consist of the following (in millions):

	2010	2009
Deferred tax assets -
Postretirement benefits	$179	$170
Compensation and benefits	228	170
Insurance	190	195
Accrued rent	176	147
Tax benefits	138	25
Stock compensation	133	110
Inventory	59	41
Other	123	90
	1,226	948
Deferred tax liabilities -
Accelerated depreciation	1,050	913
Inventory	356	319
Intangible assets	117	32
Other	45	39
	1,568	1,303
Net deferred tax liabilities	$342	$355

Income taxes paid were  $1,195 million,  $768 million and  $1,235 million during the fiscal years ended August 31, 2010, 2009 and 2008, respectively.

ASC Topic 740 provides guidance regarding the recognition, measurement, presentation and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return, including the decision whether to file or not to file in a particular jurisdiction.  All unrecognized benefits at August 31, 2010, and August 31, 2009, were classified as long-term liabilities on our consolidated balance sheet.

The following table provides a reconciliation of the total amounts of unrecognized tax benefits for fiscal 2010 (in millions):

	2010	2009	2008
Balance at beginning of year	$128	$64	$55
Gross increases related to tax positions in a prior period	12	38	7
Gross decreases related to tax positions in a prior period	(57)	(5)	(21)
Gross increases related to tax positions in the current period	37	38	28
Settlements with taxing authorities	(21)	(1)	(3)
Lapse of statute of limitations	(6)	(6)	(2)
Balance at end of year	$93	$128	$64

At August 31, 2010, and August 31, 2009,  $57 million and  $43 million, respectively, of unrecognized tax benefits would favorably impact the effective tax rate if recognized.

The Company recognizes interest and penalties in income tax provision in its Consolidated Statements of Earnings.  At August 31, 2010, and August 31, 2009, the Company had accrued interest and penalties of  $20 million and  $18 million, respectively.

The Company files a consolidated U.S. federal income tax return, as well as income tax returns in various states.   It is no longer subject to U.S. federal income tax examinations for years before fiscal 2008, except for one issue related to fiscal 2006 and 2007 currently in appeals. With few exceptions, it is no longer subject to state and local income tax examinations by tax authorities for years before fiscal 2005.  The Company anticipates that the Internal Revenue Service (IRS) will complete its audit of fiscal years 2008 and 2009 in fiscal 2012.

It is reasonably possible that the amount of the unrecognized tax benefit with respect to certain unrecognized tax positions will increase or decrease during the next 12 months; however, the Company does not expect the change to have a material effect on its results of operations or our financial position.

Debt	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Debt
(7)      Short-Term Borrowings and Long-Term Debt

Short-term borrowings and long-term debt consists of the following at August 31 (in millions):

	2010	2009
Short-Term Borrowings -
Commercial paper	$-	$-
Current maturities of loans assumed through the purchase of land and buildings; various interest rates from 5.00% to 8.75%; various maturities from 2011 to 2035	7	10
Other	5	5
Total short-term borrowings	$12	$15

Long-Term Debt -
4.875% unsecured notes due 2013 net of unamortized discount and interest rate swap fair market value adjustment (see Note 8)	$1,348	$1,294
5.250% unsecured notes due 2019 net of unamortized discount	995	995
Loans assumed through the purchase of land and buildings; various interest rates from 5.00% to 8.75%; various maturities from 2011 to 2035	53	57
	2,396	2,346
Less current maturities	(7)	(10)
Total-long term debt	$2,389	$2,336

The Company had no commercial paper issued through fiscal 2010.  In fiscal 2009, the Company issued commercial paper to support working capital needs. Short-term borrowings under the commercial paper program had the following characteristics (in millions):

	2010	2009
Balance outstanding at fiscal year-end	$-	$-
Maximum outstanding at any month-end	-	1,068
Average daily short-term borrowings	-	272
Weighted-average interest rate	-	1.51%

In connection with its commercial paper program the Company maintains two unsecured backup syndicated lines of credit that total  $1,100 million.  The first  $500 million facility expires on July 20, 2011, and allows for the issuance of up to  $250 million in letters of credit, which reduces the amount available for borrowing.  The second  $600 million facility expires on August 12, 2012.  The Company’s ability to access these facilities is subject to our compliance with the terms and conditions of the credit facilities, including financial covenants.  The covenants require the Company to maintain certain financial ratios related to its minimum net worth and priority debt, along with limitations on the sale of assets and purchases of investments.  At August 31, 2010, the Company was in compliance with all such covenants.  The Company pays a facility fee to the financing banks to keep these lines of credit active.  At August 31, 2010, there were no letters of credit issued against these credit facilities and the Company does not anticipate any future letters of credit to be issued against these facilities.

On July 17, 2008, the Company issued notes totaling  $1,300 million bearing an interest rate of 4.875% paid semiannually in arrears on February 1 and August 1 of each year. The notes will mature on August 1, 2013. The Company may redeem the notes, at any time in whole or from time to time in part, at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 30 basis points, plus accrued interest on the notes to be redeemed to, but excluding, the date of redemption.  If a change of control triggering event occurs, unless the Company has exercised its option to redeem the notes, it will be required to offer to repurchase the notes at a purchase price equal to 101% of the principal amount of the notes plus accrued and unpaid interest to the date of redemption.  The notes are unsecured senior debt obligations and rank equally with all other unsecured senior indebtedness. The notes are not convertible or exchangeable.  Total issuance costs relating to this offering were  $9 million, which included  $8 million in underwriting fees.  The fair value of the notes as of August 31, 2010, was  $1,446 million.  Fair value for these notes was determined based upon quoted market prices.

On January 13, 2009, the Company issued notes totaling  $1,000 million bearing an interest rate of 5.25% paid semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2009. The notes will mature on January 15, 2019. The Company may redeem the notes, at any time in whole or from time to time in part, at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 45 basis points, plus accrued interest on the notes to be redeemed to, but excluding, the date of redemption.  If a change of control triggering event occurs, unless the Company has exercised its option to redeem the notes, it will be required to offer to repurchase the notes at a purchase price equal to 101% of the principal amount of the notes plus accrued and unpaid interest to the date of redemption.  The notes are unsecured senior debt obligations and rank equally with all other unsecured senior indebtedness of the Company.  The notes are not convertible or exchangeable.  Total issuance costs relating to this offering were  $8 million, which included  $7 million in underwriting fees.  The fair value of the notes as of August 31, 2010, was  $1,167 million.  Fair value for these notes was determined based upon quoted market prices.

Derivatives	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Financial Instruments
(8)      Financial Instruments

The Company uses a derivative instrument to manage its interest rate exposure associated with some of its fixed-rate borrowings.  The Company does not use derivative instruments for trading or speculative purposes.  All derivative instruments are recognized in the Consolidated Balance Sheets at fair value.  The Company designates interest rate swaps as fair value hedges of fixed-rate borrowings.  For derivatives designated as fair value hedges, the change in the fair value of both the derivative instrument and the hedged item are recognized in earnings in the current period.  At the inception of a hedge transaction, the Company formally documents the hedge relationship and the risk management objective for undertaking the hedge.  In addition, it assesses both at inception of the hedge and on an ongoing basis whether the derivative in the hedging transaction has been highly effective in offsetting changes in fair value of the hedged item and whether the derivative is expected to continue to be highly effective.  The impact of any ineffectiveness is recognized currently in earnings.

Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance, but the Company currently does not expect any counterparties to fail to meet their obligations, given their high credit ratings.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk, are recognized in current earnings.

On January 27, 2010, the Company terminated all of its existing one-month future LIBOR swaps.  Upon termination, the Company received payment from its counterparty that consisted of accrued interest and an amount representing the fair value of our swaps.  The related fair value benefit attributed to the Company’s debt will be amortized over the life of the debt.  Then, the Company entered into six-month LIBOR in arrears swaps with two counterparties.

The notional amounts of derivative instruments outstanding at August 31, 2010 and 2009, were as follows (in millions):

	2010	2009
Derivatives designated as hedges:
Interest rate swaps	$1,300	$1,300

The changes in fair value of the notes attributable to the hedged risk are included in long-term debt on the Consolidated Balance Sheets (see Note 7) and amortized through maturity.  At August 31, 2010 and 2009, the Company had net unamortized fair value changes of  $51 million and  $2 million, respectively.

The fair value and balance sheet presentation of derivative instruments at August 31, 2010, were as follows (in millions):

	Location in Consolidated Balance Sheet	2010	2009
Liability derivatives designated as hedges:
Interest rate swaps	Accrued expenses and other liabilities	$-	$2
Asset derivatives designated as hedges:
Interest rate swaps	Other non-current assets	$44	$-

Gains and losses relating to the ineffectiveness of the Company’s derivative instruments are recorded in interest expense on the Consolidated Statement of Earnings.  The amount recorded for the year ended August 31, 2010, was a  $1 million gain.  In the prior fiscal year, the ineffective component was not material.

Fair Value	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Fair Value Measurements
(9)      Fair Value Measurements

ASC Topic 820, Fair Value Measurements and Disclosures (formerly SFAS No. 157, Fair Value Measurements), defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.  In addition it establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels:

Level 1 -	Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.
Level 2 -	Observable inputs other than quoted prices in active markets.
Level 3 -	Unobservable inputs for which there is little or no market data available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

Assets and liabilities measured at fair value on a recurring basis were as follows (in millions):

	August 31, 2010	Level 1	Level 2	Level 3
Assets:
Interest rate swaps	$44	-	$44	-

	August 31, 2009	Level 1	Level 2	Level 3
Liabilities:
Interest rate swaps	$2	-	$2	-

Interest rate swaps are valued using six-month LIBOR in arrears rates.  See Note 8 for additional disclosure regarding financial instruments.

Assets measured at fair value on a non-recurring basis were as follows (in millions):

	August 31, 2010	Level 1	Level 2	Level 3
Assets:
Goodwill	$3	-	-	$3

Goodwill for the Company’s Long-Term Care Pharmacy with a carrying value of  $19 million was written down to its implied fair value of  $3 million.  The impairment resulted in a  $16 million charge and added a  $6 million deferred tax asset.  The determination of fair value was based on an asset sale agreement with Omnicare which was signed on August 31, 2010.  See Note 5 for further discussion on the impairment.

The Company’s debt instruments are not reported at fair value in the Consolidated Balance Sheets and as a result, it will continue to report under the guidance of ASC Topic 825, Financial Instruments (formerly SFAS No. 107, Disclosures about Fair Value of Financial Instruments), which requires the Company to disclose the fair value of its debt in the footnotes.

Litigation	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Commitments and Contingencies
(10)      Commitments and Contingencies

The Company is involved in legal proceedings, including those described below, and is subject to investigations, inspections, audits, inquiries and similar actions by governmental authorities, arising in the normal course of the Company’s business.  Although the outcome of these legal proceedings and other matters cannot be forecast with certainty, management believes the final disposition of these matters will not have a material adverse effect on the Company’s business or consolidated financial position.

On April 16, 2008, the Plumbers and Steamfitters Local No. 7 Pension Fund filed a putative class action suit against the Company and its former and current chief executive officers in the United States District Court for the Northern District of Illinois.  The plaintiffs amended the complaint on October 16, 2008, which upon the Company’s motion the District Court dismissed on September 24, 2009.  Subsequently, the plaintiffs moved for the District Court to reconsider the dismissal and to allow plaintiffs leave to further amend the complaint.  The District Court granted plaintiffs’ motion on November 11, 2009.   The second amended complaint was then filed on behalf of purchasers of Company common stock during the period between June 25, 2007 and October 1, 2007.  As in the first amended complaint, the second amended complaint charges the Company and its former and current chief executive officers with violations of Section 10(b) of the Securities Exchange Act of 1934, claiming that the Company misled investors by failing to disclose (i) declining rates of growth in generic drug sales and (ii) increasing selling, general and administrative expenses in the fourth quarter of 2007, which allegedly had a negative impact on earnings.  On February 1, 2010, the Company filed a motion to dismiss the second amended complaint.  On September 29, 2010, the District Court dismissed the second amended complaint with prejudice.  The plaintiffs have until October 29, 2010, to appeal the District Court’s dismissal.

On August 31, 2009, a Walgreen Co. shareholder named Dan Himmel filed a lawsuit, purportedly on the Company’s behalf, against several current and former officers and directors (each, an “Individual Defendant”).  The case is captioned Himmel v. Wasson, et. al. and was filed in the Circuit Court of Lake County, Illinois.  The allegations in the lawsuit are similar to the securities fraud lawsuit described above.  Himmel alleges that the Company’s management: (i) knew, or was reckless in not knowing, that selling, general and administrative expenses in the fourth quarter of 2007 were too high, in light of decreased profits from generic drug sales; (ii) knew, or was reckless in not knowing, that the Company would not realize gross profits near what many Wall Street analysts were predicting; and (iii) the directors and officers had a duty both to prevent the drop in gross profits and to disclose the expected drop to the public and failed to do either.  The Company’s investigation to date suggests that the allegations are without merit, and that the Individual Defendants acted in good faith, exercised prudent business judgment and acted in a manner that they reasonably believed to be in the Company’s best interests during the period at issue.  The Company intends to vigorously contest the allegations.  The Individual Defendants’ time to file a responsive pleading to the complaint was extended by agreement until 30 days after the District Court in the Plumbers case rules on the pending motion to dismiss, which ruling was issued on September 29, 2010.

The Company guarantees a credit agreement on behalf of SureScripts-RxHub, LLC, which provides electronic prescription data services.  This credit agreement, for which SureScripts-RxHub, LLC is primarily liable, has an expiration date of June 30, 2011.  The liability was  $10 million at August 31, 2010 and 2009.  The maximum amount of future payments that could be required under the guaranty is  $25 million, of which  $13 million may be recoverable from another guarantor.  In addition, under certain circumstances the Company may be required to provide an additional guarantee of up to  $10 million, of which  $8 million may be recoverable from other guarantors.  This guarantee arose as a result of a business decision between parties to ensure that the operations of SureScripts-RxHub, LLC would have additional support to access financing.  Should SureScripts-RxHub, LLC default or become unable to pay its debts, the Company would be required to fulfill our portion of this guarantee.

Capital Stock	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Capital Stock
(11)      Capital Stock

On October 14, 2009, the Board of Directors approved a long-term capital policy.  The Company’s long-term capital policy is to maintain a strong balance sheet and financial flexibility; reinvest in its core strategies; invest in strategic opportunities that reinforce its core strategies and meet return requirements; and return surplus cash flow to shareholders in the form of dividends and share repurchases over the long term.  In connection with the Company’s capital policy, its Board of Directors authorized a share repurchase program (2009 repurchase program) and set a long-term dividend payout ratio target between 30 and 35 percent.  The 2009 repurchase program, which was completed in September 2010, allowed for the repurchase of up to  $2,000 million of the Company’s common stock prior to its expiration on December 31, 2013.  Shares totaling  $1,640 million were purchased in conjunction with the 2009 repurchase program during fiscal 2010.  On October 13, 2010, the Board of Directors authorized a new share repurchase program (2011 repurchase program) which allows for the repurchase of up to  $1,000 million of the Company’s common stock prior to its expiration on December 31, 2012.  In addition, the Company continues to repurchase shares to support the needs of the employee stock plans.  Shares totaling  $116 million were purchased to support the needs of the employee stock plans during the current fiscal year as compared to  $280 million last year.  At August 31, 2010, 74,459,975 shares of common stock were reserved for future issuances under the Company’s various employee benefit plans.

Stock Based Compensation	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Stock Based Compensation
(12)      Stock Compensation Plans

The Walgreen Co. Stock Purchase/Option Plan (Share Walgreens) provides for the granting of options to purchase common stock over a 10-year period to eligible non-executive employees upon the purchase of Company shares, subject to certain restrictions. Employees may purchase the Company shares through cash purchases or loans. The option price is the closing price of a share of common stock on the grant date. Options may be granted under this Plan until September 30, 2012, for an aggregate of 42,000,000 shares of common stock.  At August 31, 2010, there were 12,982,618 shares available for future grants.  The options granted during fiscal 2010 and 2009 have a three-year vesting period while the options granted during fiscal 2008 have a two-year vesting period.

The Walgreen Co. Executive Stock Option Plan provides for the granting of options to eligible key employees to purchase common stock over a 10-year period, at a price not less than the fair market value on the date of the grant. Under this Plan, options may be granted until January 13, 2020, for an aggregate of 63,400,000 shares of common stock.  At August 31, 2010, 26,890,772 shares were available for future grants.  The options granted during fiscal 2010, 2009 and 2008 have a three-year vesting period.

The Walgreen Co. Broad Based Employee Stock Option Plan provides for the granting of options to eligible non-executive employees to purchase common stock over a ten-year period, at a price not less than the fair market value on the date of the grant. Under this Plan, on March 11, 2003, substantially all non-executive employees, in conjunction with the opening of the Company's 4,000th store, were granted a stock option to purchase 100 shares. The Plan authorized the grant of an aggregate of 15,000,000 shares of common stock.  At August 31, 2010, 7,744,190 shares were available for future grants.  The options vested and became exercisable on March 11, 2006, and any unexercised options will expire on March 10, 2013, subject to earlier termination if the optionee’s employment ends.

The Walgreen Co. 1982 Employees Stock Purchase Plan permits eligible employees to purchase common stock at 90% of the fair market value at the date of purchase. Employees may make purchases by cash, loans or payroll deductions up to certain limits. The aggregate number of shares that may be purchased under this Plan is 94,000,000.  At August 31, 2010, 19,498,137 shares were available for future purchase.

The Walgreen Co. Long-Term Performance Incentive Plan (amended and restated Restricted Performance Share Plan) was approved by the shareholders on January 10, 2007.  The Plan offers performance-based incentive awards and equity-based awards to key employees.  The awards are subject to restrictions as to continuous employment except in the case of death, normal retirement or total and permanent disability. Restrictions generally lapse over a multiyear period from the date of grant.  The Long-Term Performance Incentive Plan was authorized to grant an aggregate of 10,000,000 shares of common stock.  As of August 31, 2010, 7,344,258 shares were available for future issuance under the Long-Term Performance Incentive Plan.  Compensation expense related to the Restricted Performance Share Plan is recognized on a straight-line basis over the employee’s vesting period or to the employee’s retirement eligible date, if earlier.  Compensation expense related to the Plan was  $3 million in fiscal 2010.  This compares to  $6 million in fiscal 2009 and no expense in fiscal 2008.

In fiscal 2009, the Company introduced the Restricted Stock Unit and Performance Share Plans under the Long-Term Performance Incentive Plan.  In accordance with ASC Topic 718, Compensation – Stock Compensation (formerly SFAS No. 123(R)), compensation expense is recognized on a straight-line basis based on a three-year cliff vesting schedule for the annual restricted stock units and straight line over a three-year vesting schedule for the performance shares.  The Company recognized  $18 million and  $12 million of expense related to these plans in fiscal years 2010 and 2009, respectively.

The Walgreen Co. Nonemployee Director Stock Plan provides that each nonemployee director receives an equity grant of shares each year on November 1.  Effective November 1, 2009, the value of the annual stock grant made to directors on each November 1 increased from  $120,000 to  $155,000.  The number of shares granted is determined by dividing  $155,000 by the price of a share of common stock on November 1.  Each nonemployee director may elect to receive this annual share grant in the form of shares or deferred stock units.   Each nonemployee director received a grant of 4,097 shares in fiscal 2010, 4,713 shares in fiscal 2009 and 3,075 shares in fiscal 2008.  New directors in any of the fiscal years were given a prorated amount.  Effective November 1, 2009, the payment of the annual retainer was changed to be paid only in the form of cash, which may still be deferred.  Previously, the annual retainer was paid one-half in cash and one-half in Walgreen Co. common stock.

A summary of information relative to the Company’s stock option plans follows:

Options	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Outstanding at August 31, 2009	48,533,570	$34.35	6.03	$143
Granted	7,519,162	34.63
Exercised	(4,424,890)	30.22
Expired/Forfeited	(2,520,639)	35.02
Outstanding at August 31, 2010	49,107,203	34.75	6.03	16
Vested or expected to vest at August 31, 2010	48,486,791	34.81	6.03	16
Exercisable at August 31, 2010	22,852,753	37.52	3.50	-

The intrinsic value for options exercised in fiscal 2010, 2009 and 2008 was  $29 million,  $6 million and  $42 million, respectively.  The total fair value of options vested in fiscal 2010, 2009 and 2008 was  $53 million,  $56 million and  $46 million, respectively.

Cash received from the exercise of options in fiscal 2010 was  $134 million compared to  $24 million in the prior year.  The related tax benefit realized was  $11 million in fiscal 2010 compared to  $2 million in the prior year.  The Company has a practice of repurchasing shares on the open market to satisfy share-based payment arrangements and expects to repurchase approximately four million shares during fiscal 2011.

A summary of information relative to the Company’s restricted stock awards follows:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at August 31, 2009	186,279	$39.39
Granted	-	-
Forfeited	(17,582)	41.09
Vested	(71,987)	41.44
Nonvested at August 31, 2010	96,710	$37.53

A summary of information relative to the Company’s restricted stock unit plan follows:

Outstanding Shares	Shares	Weighted-Average Grant-Date Fair Value
Outstanding at August 31, 2009	455,090	$34.72
Granted	768,957	34.28
Forfeited	(56,945)	34.91
Vested	(18,938)	35.80
Outstanding at August 31, 2010	1,148,164	$34.40

A summary of information relative to the Company’s performance share plan follows:

Outstanding Shares	Shares	Weighted-Average Grant-Date Fair Value
Outstanding at August 31, 2009	450,548	$36.43
Granted	635,157	34.04
Forfeited	(89,084)	35.13
Vested	-	-
Outstanding at August 31, 2010	996,621	$35.02

The fair value of each option grant was determined using the Black-Scholes option pricing model with weighted-average assumptions used in fiscal 2010, 2009 and 2008:

	2010	2009	2008
Risk-free interest rate (1)	3.14%	3.47%	4.41%
Average life of option (years) (2)	7.3	6.8	7.2
Volatility (3)	28.01%	34.00%	27.61%
Dividend yield (4)	1.91%	2.30%	.81%
Weighted-average grant-date fair value granted at market price	$9.80	$9.14	$16.11

(1)	Represents the U.S. Treasury security rates for the expected term of the option.
(2)	Represents the period of time that options granted are expected to be outstanding. The Company analyzed separate groups of employees with similar exercise behavior to determine the expected term.
(3)	Volatility was based on historical and implied volatility of the Company’s common stock.
(4)	Represents the Company’s cash dividend for the expected term.

Retirement Benefits	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Retirement Benefits Disclosure
(13)      Retirement Benefits

The principal retirement plan for employees is the Walgreen Profit-Sharing Retirement Trust, to which both the Company and participating employees contribute.  The Company's contribution, which has historically related to pre-tax income and a portion of which is in the form of a guaranteed match, is determined annually at the discretion of the Board of Directors.  The profit-sharing provision was  $300 million in fiscal 2010,  $282 million in fiscal 2009 and  $305 million in fiscal 2008.  The Company's contributions were  $293 million in fiscal 2010,  $301 million in fiscal 2009 and  $261 million in fiscal 2008.

The Company provides certain health insurance benefits for retired employees who meet eligibility requirements, including age, years of service and date of hire. The costs of these benefits are accrued over the service life of the employee.  The postretirement health benefit plans are not funded.  In May 2009, the postretirement health benefit plans were amended to change eligibility requirements.  As a result of this amendment we recognized curtailment income of  $16 million in fiscal 2009.  Additionally in fiscal 2009, the Company recognized a special retirement benefit expense of  $4 million related to accelerating eligibility for certain employees who elected special early retirement as a part of its Rewiring for Growth program.

Components of net periodic benefit costs (in millions):

	2010	2009	2008
Service cost	$11	$12	$14
Interest cost	20	26	24
Amortization of actuarial loss	7	4	5
Amortization of prior service cost	(10)	(6)	(4)
Special retirement benefit	-	4	-
Curtailment gain	-	(16)	-
Total postretirement benefit cost	$28	$24	$39

Change in benefit obligation (in millions):

	2010	2009
Benefit obligation at September 1	$328	$371
Service cost	11	12
Interest cost	20	26
Amendments	-	(106)
Special termination benefits	-	4
Actuarial loss	92	31
Benefit payments	(14)	(13)
Participants contributions	4	3
Benefit obligation at August 31	$441	$328

Change in plan assets (in millions):

	2010	2009
Plan assets at fair value at September 1	$-	$-
Plan participants contributions	4	3
Employer contributions	10	10
Benefits paid	(14)	(13)
Plan assets at fair value at August 31	$-	$-

Funded status (in millions):

	2010	2009
Funded status	$(441)	$(328)
Unrecognized actuarial gain	-	-
Unrecognized prior service cost	-	-
Accrued benefit cost at August 31	$(441)	$(328)

Amounts recognized in the Consolidated Balance Sheets (in millions):

	2010	2009
Current liabilities (present value of expected 2011 net benefit payments)	$(11)	$(11)
Non-current liabilities	(430)	(317)
Net liability recognized at August 31	$(441)	$(328)

Amounts recognized in accumulated other comprehensive (income) loss (in millions):

	2010	2009
Prior service credit	$(131)	$(141)
Net actuarial loss	188	104

Amounts expected to be recognized as components of net periodic costs for fiscal year 2011 (in millions):

2011
Prior service credit	$(10)
Net actuarial loss	14

The measurement date used to determine postretirement benefits is August 31.

The discount rate assumption used to compute the postretirement benefit obligation at year-end was 4.95% for 2010 and 6.15% for 2009.  The discount rate assumption used to determine net periodic benefit cost was 6.15%, 7.50% and 6.50% for fiscal years ending 2010, 2009 and 2008, respectively.

Future benefit costs were estimated assuming medical costs would increase at a 7.50% annual rate, gradually decreasing to 5.25% over the next nine years and then remaining at a 5.25% annual growth rate thereafter.  A one percentage point change in the assumed medical cost trend rate would have the following effects (in millions):

	1% Increase	1% Decrease
Effect on service and interest cost	$(3)	$2
Effect on postretirement obligation	(22)	15

Estimated future benefit payments and federal subsidy (in millions):

	Estimated Future Benefit Payments	Estimated Federal Subsidy
2011	$13	$1
2012	14	1
2013	15	2
2014	17	2
2015	19	2
2016-2020	136	18

The expected benefit to be paid net of the estimated Federal subsidy during fiscal year 2011 is  $12 million.

Supplementary Financial Information	12 Months Ended
Aug. 31, 2010
Notes To Financial Statements [Abstract]
Supplementary Financial Information
 (14)      Supplementary Financial Information

Non-cash transactions in fiscal 2010 include a  $95 million increase in the retiree medical benefit liability,  $29 million in dividends declared and  $44 million in accrued liabilities related to the purchase of property and equipment.  Non-cash transactions in fiscal 2009 include  $25 million in dividends declared and  $20 million in accrued liabilities related to the purchase of property and equipment.

Included in the Consolidated Balance Sheets captions are the following assets and liabilities (in millions):

	2010	2009
Accounts receivable -
Accounts receivable	$2 ,554	$2,606
Allowance for doubtful accounts	(104)	(110)
	$2,450	$2,496
Other non-current assets -
Intangible assets, net (see Note 5)	$1,114	$697
Other	168	133
	$1,282	$830
Accrued expenses and other liabilities -
Accrued salaries	$781	$687
Taxes other than income taxes	419	408
Insurance	233	164
Profit Sharing	197	192
Other	1,133	955
	$2,763	$2,406
Other non-current liabilities -
Postretirement health care benefits	$430	317
Accrued rent	384	319
Insurance	330	330
Other	591	430
	$1,735	$1,396

Summary of Quarterly Results (Unaudited)
(In millions, except per share amounts)

	Quarter Ended
	November	February	May	August	Fiscal Year
Fiscal 2010
Net Sales	$16,364	$16,987	$17,199	$16,870	$67,420
Gross Profit	4,538	4,897	4,749	4,792	18,976
Net Earnings	489	669	463	470	2,091
Per Common Share -
Basic	$.49	$.68	$.47	$.49	$2.13
Diluted	.49	.68	.47	.49	2.12
Cash Dividends Declared Per Common Share	$.1375	$.1375	$.1375	$.1750	$.5875
Fiscal 2009
Net Sales	$14,947	$16,475	$16,210	$15,703	$63,335
Gross Profit	4,151	4,657	4,459	4,346	17,613
Net Earnings	408	640	522	436	2,006
Per Common Share -
Basic	$.41	$.65	$.53	$.44	$2.03
Diluted	.41	.65	.53	.44	2.02
Cash Dividends Declared Per Common Share	$.1125	$.1125	$.1125	$.1375	$.4750

Common Stock Prices

Below is the Consolidated Transaction Reporting System high and low sales price for each quarter of fiscal 2010 and 2009.

		Quarter Ended
		November	February	May	August	Fiscal Year
Fiscal 2010	High	$40.37	$39.37	$37.83	$32.82	$40.37
	Low	33.55	33.29	31.92	26.36	26.36
Fiscal 2009	High	$36.04	$27.81	$31.27	$33.88	$36.04
	Low	21.03	22.78	21.32	28.57	21.03

Document Information	12 Months Ended
Aug. 31, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	2010-08-31

Entity Information (USD $)	12 Months Ended
	Aug. 31, 2010	Feb. 28, 2010
Entity Registrant Name	Walgreen Co
Entity Central Index Key	0000104207
Current Fiscal Year End Date	--08-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float		$ 34,400,000,000
Entity Common Stock, Shares Outstanding	938,605,053
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY